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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK
x
In re:	:	Chapter 11
:
GENUITY INC., et al.,	:	Case No. 02-43558
:
Debtors.	:	(Jointly Administered)
:

MONTHLY OPERATING STATEMENT FOR
THE PERIOD FROM JANUARY 1, 2003 TO JANUARY 31, 2003

DEBTOR'S ADDRESS:	225 Presidential Way, Woburn, Massachusetts 01801
	MONTHLY DISBURSEMENTS MADE BY GENUITY INC., ET AL AND ITS DEBTOR SUBSIDIARIES (IN MILLIONS):	$128
DEBTOR'S ATTORNEY:	Ropes & Gray William F. McCarthy (WM-1669) Don S. DeAmicis (DD-2242) D. Ross Martin (DM-2947) One International Place Boston, Massachusetts 02110 and 885 Third Avenue New York, New York 10022
	MONTHLY OPERATING LOSS (IN MILLIONS):	$14
REPORT PREPARER:	GENUITY INC., et al.

        The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: March 3, 2003	/s/ PAUL A. JALBERT Paul A. Jalbert Vice President, Chief Financial Officer and Controller Genuity Inc.

GENUITY INC.
(Debtor-in-Possession)
Index to Condensed Consolidated Financial Statements and Schedules

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(In Thousands, except Per Share Data)
For the month ended January 31, 2003

Revenues	$68,069
Operating Expenses
Cost of sales	42,839
Selling, general and administrative	14,509
Depreciation and amortization	21,225

Total operating expenses	78,573

Operating Loss	(10,504)
Other Income (Expense)
Interest expense, net	(3,686)
Other, net	1,491

Loss Before Reorganization Items and Income Taxes	(12,699)
Reorganization Items
Reduction in restructuring reserves resulting from rejected contracts	22,613
Severance and related costs	(19,861)
Interest earned on accumulated cash resulting from Chapter 11 case	234
Professional fees	(3,799)

Loss Before Income Taxes	(13,512)

Income Taxes	152

Net Loss	$(13,664)

Basic and Diluted Loss Per Common Share	$(1.20)

Basic and Diluted Weighted-Average Common Shares Outstanding	11,404

The accompanying notes are an integral part of these financial statements. The above financial statement includes the operating results of Genuity Inc. and all of its subsidiaries.

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)
(Dollars in Thousands, except Share Data)

January 31, 2003
ASSETS
Current Assets:
Cash and cash equivalents	$806,622
Restricted cash	24,177
Receivables, less allowance of $23,167	131,186
Other receivables	2,201
Other current assets	49,175

Total current assets	1,013,361
Property, Plant and Equipment, Net	711,563
Intangibles, Net	20,310
Other Assets	10,084

Total assets	$1,755,318

LIABILITIES AND STOCKHOLDERS' DEFICIT
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable	$4,859
Accrued compensation and related liabilities	8,461
Accrued circuits	32,589
Accrued severance and related costs	21,199
Accrued liabilities	22,136

Total current liabilities	89,244
Long-Term Obligations	51
Liabilities subject to compromise	3,761,967

Total liabilities	3,851,262

Stockholders' Deficit:
Preferred stock—$0.01 par value; 2,500,000 shares authorized; no shares issued and outstanding	—
Class A common stock—$0.01 par value; 80,000,000 shares authorized; 11,403,576 shares issued and outstanding as of January 31, 2003	114
Class B common stock—$0.01 par value; 1,050,000 shares authorized; 1 share issued and outstanding as of January 31, 2003	—
Class C common stock—$0.01 par value; 40,000,000 shares authorized; no shares issued and outstanding	—
Additional paid-in capital	6,109,016
Accumulated other comprehensive loss	(3,593)
Accumulated deficit	(8,201,481)

Total stockholders' deficit	(2,095,944)

Total liabilities and stockholders' deficit	$1,755,318

The accompanying notes are an integral part of these financial statements. The above financial statement includes the financial position of Genuity Inc. and all of its subsidiaries.

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
(Dollars in Thousands)
For the month ended January 31, 2003

Cash Flows from Operating Activities:
Net Loss	$(13,664)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	21,225
Provision for bad debt	—
Changes in current assets and current liabilities:
Receivables	(27,038)
Other receivables	(2,201)
Other current assets	928
Deferred revenue and advanced payments	(12,433)
Other current liabilities	32,745
Other, net	(23,909)

Net cash used in operating activities	(24,347)

Cash Flows from Investing Activities:
Capital expenditures	(25,246)
Capitalized software	(103)

Net cash used in investing activities	(25,349)

Cash Flows from Financing Activities:
Principal payments under capital lease obligations	(29,463)

Net cash used in financing activities	(29,463)

Net decrease in cash and cash equivalents	(79,159)

Cash and cash equivalents, beginning of period	885,781

Cash and cash equivalents, end of period	$806,622

Supplemental Cash Flow Disclosures:
Cash paid during the period for:
Interest	$6,090

Income taxes	$269

Non-cash investing and financing activities:
Assets recorded under capital lease obligations	$65

Assets recorded under accruals	$1,322

The accompanying notes are an integral part of these financial statements. The above financial statement includes the cash flows of Genuity Inc. and all of its subsidiaries.

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

For the period from January 1, 2003 to January 31, 2003

NOTE 1—Petition for Relief under Chapter 11

        On November 27, 2002, Genuity Inc. (the "Company" or "Genuity") and certain of its subsidiaries (collectively, the "Debtors") filed a petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. The Company filed jointly with the following direct and indirect subsidiaries: BBN Advanced Computers Inc., BBN Certificate Services Inc., BBN Instruments Corporation, BBN Telecom Inc., Bolt Beranek and Newman Corporation, Genuity Business Trust, Genuity Employee Holdings LLC, Genuity International Inc., Genuity International Networks Inc., Genuity International Networks LLC, Genuity Solutions Inc., Genuity Telecom Inc., LightStream Corporation and NapNet L.L.C. Certain of the subsidiaries of the Company are not debtors (the "Non-Debtors") in this Chapter 11 proceeding. The Debtors as "debtors-in-possession" continue to operate the Non-Debtor businesses under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

        Also on November 27, 2002, a definitive asset purchase agreement (the "Agreement") with Level 3 Communications, Inc. and certain of its subsidiaries ("Level 3"), an international communications and information services company, was entered into pursuant to which Level 3 agreed to acquire substantially all of the assets and operations of Genuity and certain of its subsidiaries for $242 million, subject to adjustments under the definitive agreement. On January 24, 2003, the United States Bankruptcy Court for the Southern District of New York approved Level 3's acquisition of substantially all of the assets and operations of Genuity and certain of its subsidiaries.

        On February 4, 2003, Genuity and certain of its subsidiaries completed the sale of substantially all of their assets and operations to Level 3 pursuant to the Agreement dated as of November 27, 2002 among Genuity, certain of its subsidiaries and Level 3. Genuity received $117 million in cash and an additional $20 million in cash is held in escrow to cover future potential contingencies. The amount was lower than the previously announced $242 million due to adjustments required to be made under the Agreement, including adjustments related to the timing of the closing and employee severance reimbursements. Level 3 acquired Genuity's operations and substantially all of Genuity's customers, including its domestic contract with America Online, Inc. (AOL) and certain domestic customer contracts with Verizon, as well as a significant portion of Genuity's existing long-term vendor agreements. As provided in the Agreement, Level 3 has 90 days from the closing of the acquisition to review the remaining vendor agreements and real estate leases and determine which contracts and leases will be assumed and assigned to Level 3 and which contracts and leases Genuity will be permitted to reject. The Agreement also specifies that the effective date of the rejection of any contracts or leases may be as much as 180 days following the closing of the Level 3 sale. Level 3 can permit Genuity to reject contracts up to a maximum threshold as specified in the Agreement. The operating costs associated with vendor contracts and leases that are incurred by Genuity from the close of the sale through the date such contracts are assumed and assigned to Level 3 or permitted to be rejected by Genuity will be reimbursed by Level 3. As of January 31, 2003, Level 3 has agreed to assume certain lease agreements with a total outstanding commitment of approximately $470 million, of which approximately $341 million is included in liabilities subject to compromise in the accompanying condensed consolidated balance sheet. This sale has not been reflected in the accompanying financial statements. The Company is in the process of assessing the impact of the sale transaction with Level 3, and anticipates that the transaction will result in a loss on sale.

        Genuity is now working to formulate a plan providing for the liquidation of its remaining assets and distribution of the proceeds to creditors. The Non-Debtors, which are not part of the bankruptcy proceedings, will also wind down their operations. Due to uncertainties regarding the potential claims against Genuity and the amount of available proceeds, it is not possible to predict when the liquidation will be completed or how much will be available for distribution to creditors; however, it is unlikely that Genuity stockholders will receive any proceeds from the liquidation.

        Concurrent with the closing of the sale to Level 3, Paul R. Gudonis resigned as Chairman and CEO of the Company. Ira Parker, Genuity's former executive vice president and general counsel, was elected president and CEO of Genuity and John R. Harris has been elected Chairman of the Board.

        Under Chapter 11, certain claims against the Debtors in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtors continue business operations as debtors-in-possession. These claims are reflected in the accompanying condensed consolidated balance sheet as "liabilities subject to compromise." Additional claims may arise subsequent to the filing date from the rejection of executory contracts and real estate leases, and from the determination by the court (or agreed to by parties-in-interest) of allowed claims for contingencies and other disputed amounts.

        Included in the accompanying unaudited condensed consolidated balance sheet and unaudited condensed consolidating balance sheet on Schedule I are $3.8 billion of liabilities subject to compromise at January 31, 2003, which represent the Debtors current estimate of total claims that will be resolved in the Chapter 11 case. The Bar Date for the Debtors' cases, which is the deadline by which claimants are required to file claims in excess of those claims previously submitted to the Bankruptcy Court by the Debtors, is April 18, 2003. The Debtors will evaluate any additional claims that are submitted through the Bar Date, as well as, the amount and classification of the prepetition liabilities through the remainder of their Chapter 11 cases. Should the Debtors, through this ongoing valuation, identify additional liabilities subject to compromise, such amounts will be recognized accordingly. As a result, "liabilities subject to compromise" is subject to change. Claims classified as "liabilities subject to compromise" represent secured and priority, as well as, unsecured claims.

        The Debtors received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including certain payments arising from normal business activities to employees and critical vendors.

NOTE 2—Basis of Presentation

        The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"), including AICPA Statement of Position 90-7 ("SOP 90-7"), "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." These financial statements have been prepared in accordance with US GAAP for interim financial information, and accordingly, they do not include all of the information and footnotes required by US GAAP for complete financial statements. Therefore, these financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

        The accompanying financial statements include the accounts of Genuity Inc. and all of its subsidiaries (both Debtor and Non-Debtor). See Schedule I and Schedule II for a breakout between the Debtor and Non-Debtor entities.

        The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that effect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

        In accordance with SOP 90-7, interest expense in the accompanying condensed consolidated statement of operations only reflects amounts that will be paid or that are probable of being paid during the bankruptcy proceeding. Contractual interest for the period was $17.2 million of which $4.6 million is included in the accompanying condensed consolidated statement of operations net of interest income. Gross taxable sales for the month ended January 31, 2003 were $19.1 million.

NOTE 3—Summary of Significant Accounting Policies

        The Company's significant accounting policies are described in more detail in Note 2 of the Notes to the Consolidated Financial Statements included in its most recent annual report on Form 10-K filed with the Securities and Exchange Commission. For interim reporting purposes, except as noted above, the Company follows the same significant accounting policies.

Revenue Recognition

        Revenue is generally recognized when services are rendered or products are delivered to customers. We recognize revenues when persuasive evidence of an arrangement between the customer and us exists, service has been provided to the customer, the price to the customer is fixed and determinable and collectibility of the sales price is reasonably assured. We recognize revenues from financially distressed customers in the period in which cash is received, after the collection of all previous outstanding accounts receivable balances. We perform ongoing credit evaluations of our customers' financial condition and maintain an allowance for estimated credit losses. Billings made or payments received in advance of providing services are deferred along with the associated costs until the period these services are provided and recognized over the shorter of the remaining contract term or estimated customer relationship.

        Genuity has contracts with some customers that provide service level commitments. If Genuity does not meet the required service levels, it may be obligated to provide credits, usually in the form of free service for a short period of time. These amounts are accounted for in cost of sales. To date, credits issued under these arrangements for Genuity's failure to meet service level commitments have not been material.

Cash and Cash Equivalents

        Cash and cash equivalents include investments in short-term, highly liquid securities, which have maturities when purchased of three months or less.

Property, Plant and Equipment

        Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the assets' estimated useful life using the straight-line method. Useful lives used in computing depreciation are as follows: buildings—10 to 30 years, communications network—fiber optic cable—20 to 25 years, communications network—data processing equipment and machinery which include labor and other direct costs—3 to 10 years and furniture and fixtures—5 to 7 years. Leasehold improvements are amortized over the shorter of the lease period or their estimated useful life using the straight-line method. Maintenance and repairs are charged to expense as incurred; improvements are capitalized.

        When property is sold or retired, the cost of the property and the related accumulated depreciation are removed from the accompanying condensed consolidated balance sheet and any gain or loss on the transaction is included as a component of operating expenses in the accompanying condensed consolidated statement of operations.

        Genuity leases data communications equipment and facilities under capital lease agreements. The assets under capital leases are recorded at the lower of the assets' fair value or the present value of future minimum lease payments. Assets under capital leases are depreciated over the shorter of the useful life of the asset or the term of the lease. Depreciation for these assets ranges from 3 to 10 years.

        Indefeasible rights of use ("IRU") agreements are accounted for as service or lease arrangements based on the rights conveyed in the underlying agreements. Agreements qualifying for lease accounting treatment are accounted for as operating or capital leases in accordance with SFAS No. 13, "Accounting for Leases." IRUs qualifying for capital lease treatment are capitalized within property, plant and equipment as communications network—fiber optic cable. These assets are amortized over the shorter of the assets' useful life or the underlying lease term. Depreciation for these assets ranges from 20 to 25 years.

        The Company has entered into several long-term network agreements for the provision of managed modems. Costs associated with contracts that qualify for capital lease treatment in accordance with SFAS No. 13, "Accounting for Leases," are capitalized and depreciated over the shorter of the underlying assets' useful life or lease term. Costs are capitalized within work in progress during the construction phase and classified as communications network-data processing equipment and machinery when the assets have been placed into service. Depreciation for these assets ranges from 3 to 5 years.

Valuation of Assets

        The impairment of tangible and intangible assets is assessed when changes in circumstances indicate that their carrying value may not be recoverable. An impairment loss is recognized when indicators of impairment are present only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows. The impairment loss is measured based on the difference between the carrying amount and fair value of the asset. Genuity's policy is to record asset impairment losses as well as net gains or losses on sales of assets as a component of operating expenses.

        All of the long-lived assets will be sold to Level 3, except for the assets of the Non-Debtors and any assets under service arrangements, including capital leases and IRUs, that Level 3 will reject as part of the Agreement. The Company is in the process of assessing the impact of the sale transaction on the remaining long-lived assets, which may result in further impairment charges.

Common Stock and Loss per Share

        The Company's Class A common stock was delisted from NASDAQ on December 5, 2002, after receiving previous notification from NASDAQ that the Company's Class A common stock did not meet the minimum listing requirements. The Company's Class A common stock currently trades on the Over the Counter Bulletin Board under the symbol "GENUQ.OB" and the Nouveau Marché under the symbol "Genuity A-REGS 144."

        Basic earnings or loss per share ("EPS") is measured as the income or loss attributable to common stockholders divided by the weighted-average outstanding common shares for the period. Diluted EPS presents the dilutive effect on a per share basis of potential common shares as if they had been converted at the later of the date of issuance or the beginning of the periods presented. Potential common shares that have an anti-dilutive effect are excluded from diluted EPS. Contingently issuable shares are included in the calculation of diluted EPS if all of the necessary conditions regarding the share issuance have been met as of the end of the reporting period.

NOTE 4—Workforce

        On January 31, 2003, the Debtors reduced their workforce by 714 full-time equivalent employees. Severance and associated termination benefits for the employees included in reorganization items in the accompanying condensed consolidated statement of operations was approximately $19.9 million. Effective with the closing of the sale on February 4, 2003, Level 3 hired 1,418 employees from Genuity as part of the transaction. As of January 31, 2003, there were 113 full-time equivalent employees remaining to finalize the affairs of Genuity.

NOTE 5—Rejected Leases

        Level 3 has rejected various lease agreements associated with properties that Genuity has vacated. In 2001 and 2002, Genuity recorded restructuring reserves associated with the vacated facilities equal to the remaining lease obligations net of estimated sublease income. Genuity has filed motions with the bankruptcy court to formally reject certain lease agreements that Level 3 has excluded from the Agreement to date. The Company recorded a reduction in restructuring reserves of $23 million in January 2003 to reduce the restructuring reserves associated with these rejected leases.

        Subsequent to January 31, 2003, Level 3 provided exclusion notices for various other lease agreements. Genuity will proceed with formally assuming or rejecting these agreements in the bankruptcy court. There are approximately $17 million of restructuring reserves associated with these lease agreements included in liabilities subject to compromise that may be reduced in February.

NOTE 6—Liabilities Subject to Compromise

        Liabilities subject to compromise consist of the following:

Short-Term Liabilities:
Short-Term Capital Leases	$103,886
Short-Term Debt	2,814,200
Short-Term Debentures	7,487
Accounts Payable	121,383
Accrued Interest	59,328
Accrued General Taxes	40,404
Accrued Circuits	87,199
Other Accrued Liabilities	75,297
Deferred Revenue and Advanced Payments	82,262

Total Short-Term Liabilities Subject to Compromise	3,391,446
Long-Term Liabilities:
Capital Lease Obligations	288,055
Deferred Compensation	2,635
Other Liabilities	79,831

Total Long-Term Liabilities Subject to Compromise	370,521

Total Liabilities Subject to Compromise	$3,761,967

Schedule I
GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 CONDENSED CONSOLIDATING BALANCE SHEET
(Unaudited)
(in thousands)
January 31, 2003

	Debtors	Non-Debtors	Adjustments and Elims	Consolidated
ASSETS
Current assets	$1,034,946	$17,896	$(39,481)	$1,013,361
Property, plant and equipment, net	710,329	1,234	—	711,563
Intangibles, net	20,310	—	—	20,310
Other assets	2,274	—	7,810	10,084

Total assets	$1,767,859	$19,130	$(31,671)	$1,755,318

LIABILITIES AND STOCKHOLDERS' DEFICIT
Liabilities not subject to compromise	$89,182	$26,940	$(26,827)	$89,295
Liabilities subject to compromise	3,774,621	—	(12,654)	3,761,967

Total liabilities	3,863,803	26,940	(39,481)	3,851,262
Total stockholders' deficit	(2,095,944)	(7,810)	7,810	(2,095,944)

Total liabilities and stockholders' deficit	$1,767,859	$19,130	$(31,671)	$1,755,318

Schedule II
GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
(Unaudited)
(in thousands)
For the month ended January 31, 2003

	Debtors	Non-Debtors	Adjustments and Elims	Consolidated
Revenues	$67,560	$1,417	$(908)	$68,069
Operating Expenses
Cost of sales	42,676	278	(115)	42,839
Selling, general and administrative	14,386	916	(793)	14,509
Depreciation and amortization	21,202	23	—	21,225

Total operating expenses	78,264	1,217	(908)	78,573

Operating Loss	(10,704)	200	—	(10,504)
Other Income (Expense)
Interest expense, net	(3,672)	(14)	—	(3,686)
Other, net	1,317	174	—	1,491

Loss Before Reorganization Items and Income Taxes	(13,059)	360	—	(12,699)
Reorganization Items
Reduction in restructuring reserves resulting from rejected contracts	22,613	—	—	22,613
Severance and related costs	(19,861)	—	—	(19,861)
Interest earned on accumulated cash resulting from Chapter 11 case	234	—	—	234
Professional fees	(3,799)	—	—	(3,799)

Loss Before Income Taxes	(13,872)	360	—	(13,512)
Income Taxes	94	58	—	152

Net Loss	$(13,966)	$302	$—	$(13,664)

Schedule III
GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 SCHEDULE OF PAYROLL AND PAYROLL TAXES
(in thousands)
For the month ended January 31, 2003

Gross Wages Paid**	Employee Payroll Taxes Withheld*	Employer Payroll Taxes Remitted*
$19,969	$5,321	$2,072

*
Taxes are remitted by Genuity to a third party vendor and paid by the vendor to the appropriate tax authorities.

**
Gross Wages were paid by the Company for the pay periods ending January 3, January 17 and January 31, 2003.

Schedule IV
GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
COLLECTED, RECEIVED, DUE OR WITHHELD
(in thousands)
For the period from January 1, 2003 to January 31, 2003

	Amount Withheld/ Accrued	Amount Paid
Federal
Foreign	$152	$269

Total Federal Taxes	$152	$269

State and Local
Sales	$573	$548

Total State and Local	$573	$548

Total Taxes	$725	$817

Schedule V
GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
TOTAL DISBURSEMENTS BY DEBTORS
(in thousands)
For the month ended January 31, 2003

Legal Entity	Disbursements
Genuity Inc.	$18
Genuity Solutions Inc.	122,728
Genuity Telecom Inc.	3,670
Genuity International Networks Inc.	—
Genuity Employee Holdings LLC	—
Genuity International Networks LLC	—
Genuity Business Trust	—
BBN Advanced Computers Incorporated	—
BBN Certificates Services Incorporated	—
BBN Telecom Incorporated	—
Bolt Beranek and Newman Corporation	—
BBN Instruments Corporation	—
LightStream Corporation	—
NapNet LLC	—
Genuity International Inc.	1,233

Total Disbursements	$127,649

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)
 DEBTOR'S STATEMENT REGARDING INSURANCE POLICIES
For the period from January 1, 2003 to January 31, 2003

        All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.

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  Exhibit 99.1
GENUITY INC. (Debtor-in-Possession) Index to Condensed Consolidated Financial Statements and Schedules
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
CONDENSED CONSOLIDATED BALANCE SHEET
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Schedule I
Schedule II
Schedule III
Schedule IV
Schedule V
DEBTOR'S STATEMENT REGARDING INSURANCE POLICIES